Exhibit 10.5

AMENDMENT TO EXCLUSIVE PURCHASE OPTION AGREEMENT

This AMENDMENT TO EXCLUSIVE PURCHASE OPTION AGREEMENT (this “Amendment”) is made as of this 30th day of October, 2019 (the “Effective Date”), by and among:

Party A:	One Belt One Network Holdings Limited, with registered address at Vistra Corporate Service Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands, VG1110; and

Party B:	Ratanaphon Wongnapachant, at No. 8/5 Soi Patanakarn 30, Patanakarn Road, Suan Luang Sub-District, Suan Luang District, Bangkok, Thailand; and

Party C:	OBON Corporation Company Limited, with registered address at 121/34, Ratchadaphisek Road, Din Daeng Sub-district, din Daeng District, Bangkok, Thailand.

Party A, Party B and Party C individually being referred to as a “Party” and collectively the “Parties”

WHEREAS, Parties entered into an Exclusive Purchase Option Agreement on June 4, 2019 (the “Agreement”); and

WHEREAS, Parties desire to amend the Agreement to correct the share numbers owned by Party B in the Party C and his ownership percentage of the Party C as of the date of the Agreement; and

WHEREAS, capitalized terms in this Amendment that are not otherwise defined have the meanings given those terms in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.                The Item 1 under Whereas shall be amended and restated in its entirety to read as follows:

Party C is a company duly incorporated and validly existing under the laws of Thailand. Party B has an holding of 98,000 shares of Party C, being 98% of the outstanding shares in Party C as of the date of the Agreement; and

2.                Except as expressly amended hereby, the Agreement continues in full force and effect.

[signature page follows]

(Signature Page to the Amendment to Exclusive Purchase Option Agreement)

IN WITNESS THEREOF, each Party has signed or caused its authorized representative to sign this Amendment as of the date first written above.

Party A: One Belt One Network Holdings Limited

/s/ Wai Hok Fung		[Seal]
By:	Wai Hok Fung
Director

Party B: Ratanaphon Wongnapachant

/s/ Ratanaphon Wongnapachant
By:	Ratanaphon Wongnapachant

Party C: OBON Corporation Company Limited

/s/ Ratanaphon Wongnapachant		[Seal]
By:	Ratanaphon Wongnapachant
Director